On page 8, the "Portfolio Management" section has been changed for John Hancock Growth Fund as follows:

Benjamin A. Hock, Jr., CFA, has led the FundOs portfolio management team since May 1998. A senior vice president of the adviser since 1994, Mr. Hock has been in the investment business for over 25 years.

May 1, 1998